EXHIBIT 32.2

                  Certification of Principal Financial Officer
                         Pursuant to U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Stephen T. Wills, Executive Vice President and Chief Financial Officer of Palatin Technologies, Inc., hereby certify, to my knowledge, that the annual report on Form 10-K for the period ending June 30, 2003 of Palatin Technologies, Inc. (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Palatin Technologies, Inc.

Dated: September 29, 2003                   /s/ Stephen T. Wills
                                            --------------------
                                            Stephen T. Wills
                                            Executive Vice President and Chief
                                                Financial Officer
                                            (Principal Financial Officer)